                                                                EXHIBIT 10.1


                  SUBORDINATED NOTE PAYABLE CONVERSION AGREEMENT
                  ----------------------------------------------

     This Conversion Agreement (the "Agreement") is entered into as of November 1, 1998, by and among Jalate, Ltd., a California corporation (the "Company"), Katherine U. Sanders, an individual ("Ms. Sanders"), John E. Drury, an individual ("Mr. Drury"), and William M. DeArman, an individual ("Mr. DeArman") (Ms. Sanders, Mr. Drury and Mr. DeArman hereinafter are referred to individually as a "Holder" and collectively as the "Holders"), with reference to the following facts

      A. The Company has executed those certain Subordinated Secured Promissory Notes all dated as of January 27, 1998, in the amounts and in favor of the Holders as set forth on Schedule 1 hereto (the "Notes") (a Note in the amount of $237,500 was originally issued by the Company to Don A. Sanders, an individual, ("Mr. Sanders"), who subsequently assigned such Note to Ms. Sanders).

      B. In connection with the execution of the Notes, (i) the Holders entered into an Agency and Intercreditor Agreement (the "Intercreditor Agreement") between the Holders and Mr. DeArman as "Secured Party," pursuant to which, among other things, Secured Party was appointed as "Agent" for the Holders; and (ii) the Company entered into a Security and Pledge Agreement dated as of January 27, 1998 (the "Security and Pledge Agreement") between the Company and the Secured Party, pursuant to which the Company conveyed, assigned, transferred, delivered, pledged and granted to Secured Party a security interest in and to the Collateral (as defined in the Security and Pledge Agreement).

      C. The Company has executed those certain Stock Purchase Warrants all dated January 27, 1998 with the Holders, each as identified on Schedule 2 hereto (the "Warrants") (Warrant No. 1 was originally issued to Mr.
Sanders, who subsequently assigned such Warrant to Ms. Sanders).

      D. The Company wishes to convert (the "Conversion") the outstanding principal amounts of the Notes into shares of common stock, no par value, of the Company ("Common Stock") at a conversion rate of $0.625 per share of Common Stock, and each of the Holders wishes to receive such shares of Common Stock in full satisfaction of the principal amounts owed to them under the Notes.

      E. As a condition to the willingness of the Holders to effect the Conversion, the Company has agreed to reduce the exercise prices of the Warrants and extend the expiration dates under the Warrants as described herein.

      NOW, THEREFORE, based on the above premises and in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Conversion of Notes into Common Stock. The parties hereby agree that the outstanding principal amount of the Notes shall be converted into shares of Common Stock at a conversion rate of $0.625 per share of Common Stock. The number of shares of Common Stock to be received by each Holder in connection with the Conversion is shown in Schedule 1 attached hereto ("Conversion Shares"). Each of the Holders hereby agrees that receipt of the Conversion Shares by each of them pursuant to this Section 1 shall be in full satisfaction and discharge of the principal amounts owed to them by the Company under their respective Notes.

           1.1 Delivery of Stock Certificates and Cancelled Notes; Listing Application. Concurrently herewith the Company is issuing to the Holders certificates evidencing their respective Conversion Shares in the names of such Holders, and the accrued and unpaid interest due on each of the Notes as indicated on Schedule 1 attached hereto, and the Holders are delivering the original Notes to the Company marked "CANCELLED." The Company will file an application to list the Conversion Shares on the American Stock Exchange in connection with the earlier of (i) the registration of the Conversion Shares pursuant to the registration rights granted under Section 3 hereof, (ii) such date as the Conversion Shares may be sold pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"), or (iii) any other listing application filed by the Company with the American Stock Exchange with respect to which it would be cost-effective (as determined by the Company) to also list the Conversion Shares; provided, however, that in any event the Company will file the listing application with the American Stock Exchange by November 1, 1999.

           1.2 Termination of Security and Pledge Agreement. The Company and Secured Party hereby agree that the Security and Pledge Agreement is hereby terminated and of no further force and effect and concurrently herewith the Secured Party is returning the Collateral to the Company.

           1.3 Restrictions on Transfer. The Holders hereby acknowledge that (i) the Conversion Shares have not been registered under the Act, and are "restricted securities" within the meaning of Rule 144 under the Act; and (ii) the Conversion Shares may not be sold, transferred or pledged by such Holders unless the Company shall have been supplied with reasonably satisfactory evidence that such transfer is not in violation of the Act and any applicable state securities laws. The Company may place a legend to that effect on each certificate representing shares issuable to the Holders pursuant to this Section 1.3.

     2. Amendments to Warrants. The parties agree that each of the Warrants is hereby amended as follows (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warrant Agreements):

                  (a) The Purchase Price set forth in the introductory paragraph is hereby changed from "$1.625" to "$0.625."

                  (b) The Expiration Date is hereby changed from "January 27, 2003" to "November 1, 2003."

                  (c) Section 1.1 is hereby deleted and replaced with the following: "This Warrant may be exercised in whole or in part at any time, and from time to time, during the period commencing on the date of this Warrant and expiring on November 1, 2003."

      3. Registration Rights. The Conversion Shares will be entitled to the registration rights set forth in Exhibit A attached hereto.

      4. Voting Agreement. As an inducement to the Holders to enter into this Agreement and effect the Conversion, simultaneously with the execution and delivery of this Agreement, Larry Brahim and Vinton W. Bacon have each executed and delivered a voting agreement substantially in the form set forth in Exhibit B attached hereto.

      5. Appointment of Director. Simultaneously with the execution and delivery of this Agreement, the Company appoints Mr. DeArman to serve as a director of the Company and Mr. DeArman accepts such appointment.

      6. Representations of Holders. As a material inducement to the Company to enter into this Agreement, each of the Holders individually represents and warrants to the Company as follows:

            6.1. Sole Ownership of Notes; No Encumbrances. Holder is the sole owner of his or her Note, in the outstanding principal amount, plus accrued and unpaid interest thereon, as set forth on such Schedule 1, free and clear of all liens, claims, security interests or any other encumbrances whatsoever. Holder has not transferred any of its interests in his or her Note.

            6.2 Authorization. Holder has full right, power, capacity and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by Holder, and constitutes the legal, valid and binding obligation of Holder, enforceable against Holder in accordance with its terms.

            6.3 Investment. Holder is an "accredited investor" within the meaning of Regulation D promulgated under the Act. Holder is acquiring the Conversion Shares for its own account for investment and not with a view to a distribution thereof in violation of the Securities Act.

      7. Representations of Company. As a material inducement to the Holders to enter into this Agreement, the Company represents and warrants to each of the Holders as follows:

            7.1 Organization and Good Standing; Authorization; Absence of Conflicts. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and is duly qualified to transact business as a foreign corporation in each jurisdiction where the nature of its business or its ownership of property requires such qualification, except where the failure to be so qualified would not be reasonably likely to have a material adverse effect on the Company's financial condition or results of operation (a "Material Adverse Effect"). The Company has full right, power, capacity and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The execution, delivery and performance of this Agreement by the Company do not violate or conflict with or constitute a default under the Company's articles of incorporation or bylaws or any agreement or contract to which the Company is a party, except where such violation, conflict or default would not be reasonably likely to have a Material Adverse Effect.

            7.2 Issuance of Shares. The issuance and delivery of the Conversion Shares has been duly authorized by all necessary corporate action on the part of the Company. The Conversion Shares when issued in accordance with the provisions of this Agreement will be duly and validly issued, fully paid and non-assessable.

            7.3 Conversion Rate. As of the approval of this Agreement by the Company's Board of Directors, the conversion rate of $0.625 per share was higher than the greater of book or market value of the Common Stock.

      8. Indemnification. The Company, on one hand, and the Holders, on the other hand, hereby agree to defend, indemnify and hold harmless the other and their respective affiliates, officers, directors, controlling persons, agents, representatives and employees from and against all liabilities, damages, losses, costs and expenses (including reasonable attorneys' fees and other professionals' fees) which they may incur by reason of any breach of the representations, warranties and covenants made by the Company or such Holder herein.

      9.   Miscellaneous.

            9.1 Amendments. This Agreement may be amended or supplemented at any time by the mutual written consent of the parties.

            9.2 Entire Agreement. This Agreement, its exhibits and the documents executed in connection herewith, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

            9.3 Binding Effect, Benefits. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except Section 8 hereof which shall inure to the benefit of and be enforceable by indemnified parties.

            9.4 Assignability. Neither this Agreement nor any of the parties' rights hereunder shall be assignable by a party without the prior written consent of the other parties; provided, however, that a Holder may assign the registration rights set forth in Exhibit A hereto to any transferee of the Conversion Shares so long as (i) the Holder provides written notice to the Company of such assignment within thirty (30) days of the transfer and (ii) the transferee agrees in writing to be bound by all of the terms of Exhibit A; and provided further that in no event may the registration rights set forth in Exhibit A be assigned in such a manner that more than ten persons are entitled to the benefits thereof.

            9.5 Notices. All notices under this Agreement will be in writing and will be delivered by personal service, facsimile transmission or telegram, telecopy, certified mail (if such service is not available, then by first class mail), postage prepaid, to such address as may be designated from time to time by the relevant party, and which will initially be as set forth in each party's signature block set forth below. Any notice sent by certified mail will be deemed to have been given three (3) days after the date on which it is mailed. All other notices will be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party.

            9.6 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to any applicable conflicts of law principles thereof, including all matters of construction, validity and performance.

            9.7 Fees and Expenses. Each party shall bear and be responsible for all of the fees and expenses incurred by it in connection with the transactions contemplated by this Agreement; provided, however, that the Company will pay the fees and expenses (up to $1,500) of one attorney for the Holders selected by Mr. DeArman.

            9.8 The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect.

            9.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

                        [signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


"Company"                                 "Secured Party"

JALATE, LTD.,
a California corporation
                                          /s/ William M. DeArman
                                          ----------------------------------
                                          William M. DeArman, an individual
By: /s/ John Diesenbruch                  Address:   5420 Huckleberry Lane
   ------------------------------                    Houston, Texas 77056
     John Diesenbruch                                Fax: (713) 552-1505
     Vice President and
     Chief Financial Officer
Address:   2085 South Garfield Street        "Holders"
           City of Commerce, CA 90040
           Fax: (213) 728-3752

                                          /s/ Katherine U. Sanders
                                          -----------------------------------
                                          Katherine U. Sanders, an individual
                                          Address: 4014 Inverness
                                                   Houston, Texas 77109
                                                   Fax: (713) 250-4298
                                                      Attn:  Don A. Sanders


                                          /s/ John E. Drury
                                          -----------------------------------
                                          John E. Drury, an individual
                                          Address: c/o USA Waste Services,
                                                   Inc.
                                                   First City Tower,
                                                   Suite 4000
                                                   Houston, Texas 77002
                                                   Fax: (713) 512-6323


                                          /s/ William M. DeArman
                                          -----------------------------------
                                          William M. DeArman, an individual
                                          Address:   5420 Huckleberry Lane
                                                     Houston, Texas 77056
                                                     Fax: (713) 552-1505

SCHEDULE 1

NOTES AND HOLDERS

                                            Number of        Accrued and
                                           Conversion          Unpaid
      Holder               Amount            Shares           Interest
      ------              --------         ----------        -----------
Katherine U. Sanders <F1> $ 237,500          380,000         $ 2,045.14
Katherine U. Sanders      $ 142,500          228,000         $ 1,227.08
John E. Drury             $  95,000          152,000         $   818.06
William M. DeArman        $ 475,000          760,000         $ 4,090.28
                          ---------        ---------         ----------
Total                     $ 950,000        1,520,000         $ 8,180.56
                          =========        =========         ==========

<F1>  By assignment from Don A. Sanders.

SCHEDULE 2

WARRANTS

Series A Warrant No. 1, Stock Purchase Warrant issued by the Company to Don A. Sanders on January 27, 1998, covering right to purchase up to 125,000 shares of Common Stock at an exercise price of $1.625 per share, and subsequently assigned by Don A. Sanders to Katherine U. Sanders Series A Warrant No. 2, Stock Purchase Warrant issued by the Company to Katherine U. Sanders on January 27, 1998, covering right to purchase up to 75,000 shares of Common Stock at an exercise price of $1.625 per share.

Series A Warrant No. 3, Stock Purchase Warrant issued by the Company to John E. Drury on January 27, 1998, covering right to purchase up to 50,000 shares of Common Stock at an exercise price of $1.625 per share.

Series A Warrant No. 4, Stock Purchase Warrant issued by the Company to William
M. DeArman on January 27, 1998, covering right to purchase up to 250,000 shares of Common Stock at an exercise price of $1.625 per share.

                                  EXHIBIT A
                                  ---------
                              Registration Rights

1. "Piggyback" Registration. If at any time the Company proposes to file a registration statement under the Act with respect to an offering of its Common Stock (other than a registration statement on Form S-4 or Form S-8 or any successor or similar forms), whether or not for sale for its own account, then the Company each such time shall give the Holder ten (10) business days written notice before the filing thereof, which such notice shall offer the Holder the opportunity to register all of such Holder's Conversion Shares which do not qualify for an exemption from such registration under Rule 144 under the Securities Act of 1933, as amended (the "Act") or a comparable or successor exemption from registration ("Registrable Shares"). The Company shall include in such registration statement all of the Holder's Registrable Shares with respect to which the Company has received written request for inclusion within ten (10) business days after notice has been duly given by the Company. Notwithstanding the foregoing, the Company shall not be required to include the Holder's Registrable Shares if the managing underwriter or underwriters of such offering determine and advise the Company that inclusion of the Registrable Shares and any other shares having "piggyback" registration rights (the "Other Shares") would likely adversely affect such offering. If the managing underwriter or underwriters determine that a portion of the Registrable Shares and Other Shares may be included in the offering, the Registrable Shares and the Other Shares shall be included in the registration on a pro rata basis (in relation to the number of such Registrable Shares and Other Shares so requested to be included in the offering).

The Holders acknowledge that nothing contained herein shall require or obligate the Company to cause any registration statement pursuant to which the Holder has exercised its "piggyback" registration rights pursuant to this Exhibit A to become effective or, if declared effective, to maintain the effectiveness of such registration statement.

2. Registration Expenses. Except as otherwise required by state securities laws or the rules and regulations promulgated thereunder, all expenses, disbursements and fees incurred by the Company in connection with carrying out its obligations under this Exhibit A shall be borne by the Company; provided, however, that the Holder shall pay (i) all costs and expenses of counsel, accounting or financing professionals retained by such Holder, (ii) all underwriting discounts, commissions, fees and expenses and all transfer taxes with respect to the shares sold by such Holder, and (iii) all other expenses incurred by such Holder and incidental to the sale and delivery of the shares to be sold by such Holder.

3. Conditions to Holder's Rights. It shall be a condition of the Holder's rights under this Exhibit A that:

      3.1 Cooperation. Such Holder shall cooperate with the Company by supplying information and executing documents relating to such Holder or the securities of the Company owned by such Holder in connection with such registration which are customary for offerings of this type or is required by applicable laws or regulations (including agreeing to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements containing customary terms reasonably satisfactory to such Holder); and

      3.2 Undertakings. Such Holder shall enter into any undertakings and take such other action relating to the conduct of the proposed offering which the Company or the underwriters may reasonably request as being necessary to insure compliance with federal and state securities laws and the rules or other requirements of the National Association of Securities Dealers, Inc. or the American Stock Exchange, or which the Company or the underwriters may reasonably request to otherwise effectuate the offering.

4. Discontinuation of Use of Prospectus. The Holder agrees that upon receipt of any written notice from the Company that the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, the Holder will forthwith discontinue its disposition of Registrable Shares pursuant to the registration statement relating to such Registrable Shares until the Holder's receipt of the copies of the supplemented or amended prospectus and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Holder's possession, of the prospectus relating to such Registrable Shares current at the time of receipt of such notice.

5.    Indemnification.
      5.1. Indemnification by the Company. In the event of any registration of any Registrable Shares under the Act, the Company will, and it hereby does, indemnify and hold harmless, to the full extent permitted by law, each Holder, its directors, officers, partners, heirs, personal representatives, agents and affiliates and each other person, if any, who controls such Holder within the meaning of the Act, against any and all losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) which arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse each Holder and each such director, officer, partner, heir, personal representative, agent or affiliate, and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement (i) in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Holder, specifically stating that it is for use in the preparation thereof or (ii) which is corrected in an amendment or supplement or final prospectus (or amendment or supplement thereto) provided to the indemnified person and such amended, supplemented or final prospectus (or amendment or supplement thereto) was not given by or on behalf of such indemnified person to the person who purchased the Registrable Securities, if such is required by law at or prior to the written confirmation of the sale of the Registrable Securities to such person; and provided, further, that the Company shall not be liable to any person to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any violation by such person of the Act or the Securities Exchange Act of 1934, as amended. Such indemnity shall remain in full force regardless of any investigation made by or on behalf of such Holder or any such director, officer, partner, heir, personal representative, agent or affiliate or controlling person and shall survive the transfer of such securities by such Holder.

      5.2 Indemnification by the Holders. As a condition to including any Registrable Shares of a Holder in any registration statement, the Company shall have received an undertaking reasonably satisfactory to it from such Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1 of this Exhibit A) the Company, its directors, officers, agents and affiliates and each other person, if any, who controls the Company within the meaning of the Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission (i) was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder specifically stating that it is for the use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or (ii) is corrected in an amendment or supplement or final prospectus (or amendment or supplement thereto) provided to the indemnifying person and such amended, supplemented or final prospectus (or amendment or supplement thereto) was not given by or on behalf of such indemnifying person to the person who purchased the Registrable Securities, if such is required by law at or prior to the written confirmation of the sale of the Registrable Securities to such person; provided, however, that the liability of such indemnifying party under this
Section 5.2 of Exhibit A shall be limited to the amount of proceeds received by such Holder in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such Holder.

      5.3 Notices of Claims, etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 5 of Exhibit A, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this
Section 5 of Exhibit A, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such claim or action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless representation of such indemnified party and any such indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by an indemnifying party with respect to such claim, unless representation of such indemnified parties by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

      5.4. Contribution. If the indemnification provided for in this Section 5 of Exhibit A shall for any reason be held by a court to be unavailable to an indemnified party under Section 5.1 or 5.2 of Exhibit A hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 5.1 or 5.2 of Exhibit A hereof, the indemnified party and the indemnifying party under Section 5.1 or 5.2 of Exhibit A hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigation of the same), (a) in such proportion as is appropriate to reflect the relative fault of the Company and the Holder with respect to the acts, statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Holder from the offering of the securities covered by such registration statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In addition, no person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such person's consent, which consent shall not be unreasonably withheld.

      5.5. Other Indemnification. Indemnification and contribution similar to that specified in the preceding subdivisions of this Section 5 of Exhibit A (with appropriate modifications) shall be given by the Company and the Holder with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Act.

      5.6. Indemnification Payments. The indemnification and contribution required by this Section 5 of Exhibit A shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.